UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2015

Patriot National, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36804	46-4151376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 1650 Fort Lauderdale, Florida	33301
(Address of Principal Executive Offices)	(Zip Code)

(954) 670-2900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Patriot National, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on December 14, 2015 (the “Original Filing”), which included a copy of the Securities Purchase Agreement, dated as of December 13, 2015, between Patriot National, Inc., Steven M. Mariano and the buyers named therein as Exhibit 10.1 (the “Purchase Agreement”). This Form 8-K/A is being filed solely for the purpose of filing the correct copy of the Purchase Agreement, which contains corrections to the errors in (i) the definition of “Black Scholes Value” in the Form of Series A Warrant, (ii) the definitions of “Adjustment Share Amount” and “Black Scholes Value” in the Form of Series B Warrant and (iii) Section 3.(r) of the Form of Registration Rights Agreement. The remaining information is restated in its entirety in this Current Report on Form 8-K/A.

Except as stated in this Explanatory Note, no other information contained in any Item or Exhibit of the Original Filing is being amended, updated or otherwise revised.

Item 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2015 (the “Signing Date”), Patriot National, Inc. (the “Company”) and Steven M. Mariano, the President and Chief Executive Officer of the Company, as the selling stockholder (the “Selling Stockholder”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) certain purchasers named therein (the “Purchasers”), pursuant to which, subject to the satisfaction or waiver of certain conditions, (i) the Company will issue and sell, and the Purchasers will purchase, an aggregate of 1,666,666 shares (the “Company Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), (in the form of 666,666 shares of common stock and a prepaid warrant for 1,000,000 shares of common stock) and warrants to purchase up to an aggregate of 2,083,333 shares of Common Stock (the “Warrant Shares”), subject to adjustments pursuant to which additional shares may be issued, to be issued by the Company (the “Warrants”), for an aggregate purchase price of approximately $20 million, and (ii) the Selling Stockholder will sell, and the Purchasers will purchase, an aggregate of 2,500,000 shares (together with the Company Shares, the “Firm Shares”) of Common Stock, for an aggregate purchase price of approximately $30 million, in a private placement transaction (the “Transaction”). The Purchase Agreement contains certain customary representations and warranties accompanied by certain indemnification rights and certain customary and other closing conditions. The transaction is expected to close on December 16, 2015 (the date of such closing, the “Closing Date”).

In addition, the Company, the Selling Stockholders and the Purchasers, on the Closing Date, will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company will provide the Purchasers with demand and piggyback registration rights to register the Firm Shares, the Warrants and the Warrant Shares, subject to penalties and other customary provisions. The Company will agree to indemnify the Purchasers in connection any claims related to their sale of securities under a registration statement, subject to certain exceptions.

On the Signing Date, the Company and the Selling Stockholder entered into an agreement (the “Stock Back-to-Back Agreement”), pursuant to which the Company will repurchase a number of shares of Common Stock owned by the Selling Stockholder equal to 60% of the Warrant Shares to be issued in connection with the exercise by Purchasers of the Warrants.

The issuance and sale, as applicable, of the Firm Shares and the Warrants are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company expects to rely upon Section 4(a)(2) of the Securities Act, as the issuance and sale of the Firm Shares and Warrants pursuant to the Purchase Agreement do not involve a public offering and further upon reliance on the representation by each Purchaser that it is acquiring the securities for its own account, for investment only, and not with a view to any resale or public distribution thereof.

The foregoing description of the Purchase Agreement, the Registration Rights Agreement, the Stock Back-to-Back Agreement and the Warrants, does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the form of Registration Rights Agreement, the Stock Back-to-Back Agreement and the form of Warrants, copies of which are included as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On December 14, 2015, the Company issued a press release announcing its entry into the Purchase Agreement and the Registration Rights Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are attached to this Current Report on Form 8-K

Exhibit No.	Exhibit

4.1	Form of Warrants

10.1	Securities Purchase Agreement, dated as of December 13, 2015, among Patriot National, Inc., Steven M. Mariano and the buyers named therein (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 14, 2015 (File No. 001-36804))

10.2	Form of Registration Rights Agreement

10.3	Stock Back-to-Back Agreement, dated as of December 13, 2015, between Patriot National, Inc. and Steven M. Mariano (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on December 14, 2015 (File No. 001-36804))

99.1	Press Release dated as of December 14, 2015 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 14, 2015 (File No. 001-36804))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL, INC.

Date: December 14, 2015	By:	/s/ Christopher A. Pesch
	Name:	Christopher A. Pesch
	Title:	Executive Vice President, General Counsel, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Form of Warrants

10.1	Securities Purchase Agreement, dated as of December 13, 2015, among Patriot National, Inc., Steven M. Mariano and the buyers named therein (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 14, 2015 (File No. 001-36804))

10.2	Form of Registration Rights Agreement

10.3	Stock Back-to-Back Agreement, dated as of December 13, 2015, between Patriot National, Inc. and Steven M. Mariano (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on December 14, 2015 (File No. 001-36804)).

99.1	Press Release dated as of December 14, 2015 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 14, 2015 (File No. 001-36804))